PROVISIONS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Disclosure of contingent liabilities [abstract]
Disclosure of contingent liabilities [text block]

21) PROVISIONS AND CONTINGENCIES

Movements in provisions in 2017 and 2018 are as follow:

	Thousands of U.S. dollars
	12/31/2016	Additions	Additions from business combination (Note 5)	Payments	Reversal	Transfers	Translation differences	12/31/2017
Non-current
Provisions for liabilities	30,394	18,474	4,134	(6,520)	(10,687)	(73)	(4,912)	30,810
Provisions for taxes	21,447	1,286	2,274	-	(6,607)	2,108	(675)	19,833
Provisions for dismantling	15,338	1,416	-	(48)	(7,382)	-	(75)	9,249
Other provisions	2,716	944	-	(2,382)	(2,733)	(2,035)	4,784	1,294
Total non-current	69,895	22,120	6,408	(8,950)	(27,409)	-	(878)	61,186

Current
Provisions for liabilities	8,160	8,197	-	(2,479)	(104)	-	(3,231)	10,543
Provisions for taxes	1,006	4,580	-	-	-	-	55	5,641
Provisions for dismantling	213	1	-	6	(219)	-	(1)	-
Other provisions	5,339	988	-	(5,181)	(15)	-	1,754	2,884
Total current	14,718	13,766	-	(7,654)	(338)	-	(1,423)	19,068

	Thousands of U.S. dollars
	12/31/2017	Additions	Additions from business combination (Note 5)	Payments	Reversal	Transfers	Translation differences	12/31/2018
Non-current
Provisions for liabilities	30,810	22,074	-	(7,665)	(16,135)	(81)	(4,466)	24,537
Provisions for taxes	19,833	6,185	-	(243)	(6,354)	82	(2,632)	16,871
Provisions for dismantling	9,249	994	-	(1)	(174)	(383)	(1,255)	8,430
Other provisions	1,294	371	-	(151)	(1,044)	(1)	867	1,336
Total non-current	61,186	29,624	-	(8,060)	(23,707)	(383)	(7,486)	51,174

Current
Provisions for liabilities	10,543	4,015	-	(2,139)	(479)	-	(2,920)	9,020
Provisions for taxes	5,641	-	-	-	(2,959)	-	(227)	2,455
Provisions for dismantling	-	19	-	-	(312)	383	(30)	60
Other provisions	2,884	6,925	-	(65)	(2,002)	-	(185)	7,515
Total current	19,068	10,959	-	(2,204)	(5,752)	383	(3,362)	19,050

“Provisions for liabilities” primarily relate to provisions for legal claims underway in Brazil. Atento Brasil S.A. has made payments in escrow related to legal claims from ex-employees, amounting to 42,217 thousand U.S. dollars and 45,684 thousand U.S. dollars as of December 31, 2017 and 2018, respectively.

“Provisions for taxes” mainly relate to probable contingencies in Brazil with respect to social security payments and other taxes, which are subject to interpretations by tax authorities. Atento Brasil S.A. has made payments in escrow related to taxes claims 4,407 thousand U.S. dollars and 3,320 thousand U.S. dollars as of December 31, 2017 and 2018, respectively.

The amount recognized under “Provision for dismantling” corresponds to the necessary cost of dismantling of the installations held under operating leases to bring them to its original condition.

As of December 31, 2018, lawsuits still before the courts as follow:

Brazil

At December 31, 2018, Atento Brasil was involved in approximately 11,486 labor-related disputes (14,750 labor disputes as of December 31, 2017), filed by Atento’s employees or ex-employees for various reasons, such as dismissals or claims over employment conditions in general. The total amount of the main claims classified as possible was 46,797 thousand U.S. dollars (162,701 thousand U.S. dollars on December 31, 2017).

In addition, at December 31, 2018, there are labor-related disputes belonging to the company Atento Brasil 1 (formely Casa Bahia Contact Center Ltda – “CBCC”) totaling 337 thousand U.S. dollars. According to the Company’s external attorneys, materialization of the risk event is probable.

Moreover, as of December 31, 2018, Atento Brasil was party to 15 civil public actions filed by the Labor Prosecutor’s Office due to alleged irregularities mainly concerning daily and general working routine, lack of overtime control and improper health and safety conditions in the workplace. The total amount involved in these claims was approximately 21,469 thousand Brazilian Reais (5,541 thousand U.S. dollars), of which 775 thousand US Dollars relate to claims that have been classified as probable by our internal and external lawyers, for which amount Atento Brasil has recorded a provision, as indicated in the paragraph above. We expect that our ultimate liability for these claims, if any, will be substantially less than the full amount claimed. These claims are generally brought with respect to specific jurisdictions in Brazil, and it is possible that in the future similar claims could be brought against us in additional jurisdictions. We cannot assure that these current claims or future claims brought against us will not result in liability to the Company, and that such liability would not have a material adverse effect on our business, financial condition and results of operations.

As of December 31, 2018, Atento Brasil S.A. has 7 civil lawsuits ongoing for various reasons (8 on December 31, 2017) which, according to the Company’s external attorneys, materialization of the risk event is possible. The total amount of the claims is approximately 5,558 thousand U.S. dollars (5,953 thousand U.S. dollars on December 31, 2017).

In addition, at December 31, 2018, Atento Brasil S.A. has 30 disputes ongoing with the tax authorities and social security authorities, for various reasons relating to infraction proceedings filed (46 on December 31, 2017). The total amount of these claims is approximately 39,498 thousand U.S. dollars (59,445 thousand U.S. dollars on December 31, 2017). According to the Company’s external attorneys, risk of material loss is possible.

In addition, as of December 31, 2018, there are tax authorities disputes belonging to the company CBCC totaling 1,470 thousand U.S. dollars. According to the Company’s external attorneys, materialization of the risk event is probable.

Furthermore, it is important to highlight out that the Superior Labor Court of Appeals (Tribunal Superior do Trabalho) during the month of August 2015 decided to amend the indexation rate related to labor contingencies. The decision alters the Reference Rate Index (TR) usually used to adjust the amount of the contingencies to the Special Broad Consumer Price Index (Índice de Preços ao Consumidor Amplo Especial – IPCA-E). There are several questions about this matter, especially the period to which change should be applied as well as if the new index is appropriate. In addition, during October 2015, the Supreme Court (STF) issued a “writ of Mandamus” to the Federation of Brazilian Banks (FEBRABAN) suspending the application of the new index (IPCA-E). On September 31, 2017, a new decision of the Superior Labor Court of Appeals on the application of the index IPCA-E was amended, changing the initial date of the application of the index from June 30, 2009 to March 25, 2015. As early as December 2017 came the judgment of the Brazilian Bank Federation (FEBRABAN), declaring unfounded the suit proposed by FEBRABAN. With this unfounded, the effects of the injunction that had been granted by the STF were ceased. However, considering that this recent Supreme Court decision was rendered after the entry into force of Law 13,467 / 17 (Labor Reform), the conclusion that can be sustain it is that its effects would be limited to 25 March 2015 to 10 November 2017 because the new law gave a new text to the Article 879 of the Consolidated Labor Laws (CLT), to expressly determine that it will be apply the TR to upgrading of workers' claims arising from criminal conviction.

Thus, the Company considered the new modulation projection of the IPCA-E in labor, and this, the external opinion of our lawyers also considering as “possible” the probability of loss in an eventual dispute. The amount involved in the period from March 25, 2015 to November 10, 2017 is approximately 1,184 thousand U.S. dollars.

Additionally in March 2018, Atento Brasil S.A. received a tax notice from the Brazilian Federal Revenue Service, related to Corporate Income Tax (IRPJ) and Social Contribution on Net Income (CSLL) for the period from 2012 to 2015, due to the disallowance of the expenses on tax amortization of goodwill and deductibility of certain financing costs originated of the acquisition of Atento Brasil S.A. by the Bain Capital in 2012, and the withholding taxes on payments made to certain of our former shareholders. The amount of the tax assessment from the Brazilian Federal Revenue Service, not including interest and penalties, was approximately 105.3 million of US dollars and was assessed by the Company’s outside legal counsel as possible loss. We disagree with the proposed tax assessment and we intend to defend our position, which we believe is meritorious, through applicable administrative and, if necessary, judicial remedies. Based on our interpretation of the relevant law, and based on the advice of our legal and tax advisors, we believe the position we have taken is sustainable. Consequently, no provisions were recognized regarding these proceedings

On December 31, 2018, the subsidiary RBrasil Soluções S.A. holds contingent liabilities of labor nature classified as possible in the approximate amount of 45 thousand U.S. dollars.

On December 31, 2018, the subsidiary Interfile holds contingent liabilities of labor nature and social charges classified as possible in the approximate amount of 450 thousand U.S. dollars.

Additionally, there are other contingencies which are classified as possible by the Company amounting to 4,993 thousand U.S. dollars.

Spain

At December 31, 2018, Atento Teleservicios España S.A.U. including its branches and our other Spanish companies were party to labor-related disputes filed by Atento employees or former employees for different reasons, such as dismissals and disagreements regarding employment conditions. According to the Company’s external lawyers, materialization of the risk event is possible for 665 thousand U.S. dollars.

Mexico

At December 31, 2018, Atento Mexico through its two entities (Atento Servicios, S.A. de C.V. and Atento Atencion y Servicios, S.A. de C.V.) is a party of labor related disputes filed by Atento employees that abandoned their employment or former employees that base their claim on justified termination reasons, totaling 10,144 thousand U.S. dollars (Atento Servicios, S.A. de C.V. 6,629 thousand U.S. dollars and Atento Atencion y Servicios, S.A. de C.V. 3,515 thousand U.S. dollars), according to the external labor law firm for possible risk labor disputes.

Argentina

In Argentina, as a consequence of an unfavourable sentence on the case “ATUSA S.A.” issued by Argentinian Internal Revenue Services (“Administración Federal de Ingresos Públicos”), notified on February 2017, the risk qualified so far as “remote” becomes now “possible” being this contingency estimated amount of approximately 1,326 thousand U.S. dollars at December 31, 2018 (2,454 thousand U.S. dollars on December 31, 2017). A formal appeal has been filed at the National Supreme Court of Justice.